UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

CNL LIFESTYLE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51288	20-0183627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2017, CNL Lifestyle Properties, Inc. (“we” or the “Company”) entered into an Assignment and Assumption Agreement (the “Agreement”) with our advisor, CNL Lifestyle Advisor Corporation (the “Advisor”), pursuant to which we transferred certain remaining assets and liabilities to the Advisor and the Advisor agreed to perform certain administrative and related matters in connection with the winding-up of the Company in exchange for an aggregate payment to the Advisor of approximately $1.77 million.

Among the assets transferred to the Advisor were membership interests in certain of our subsidiaries. Those entities retain certain contingent liabilities and will be wound down by the Advisor and certain receivables which will be collected by the Advisor following the dissolution of the Company as described under Other Events below.

Item 8.01	Other Events.

Final Liquidating Cash Distribution and Dissolution of the Company

On December 7, 2017, our board of directors declared a final cash distribution of $52,988,214, which is approximately $0.16 per share (the “Final Distribution”) to the holders of record of our common stock as of the close of business on December 8, 2017, payable on or around December 15, 2017. The Final Distribution will be the last distribution made pursuant to the plan of dissolution that was approved by our stockholders in March 2017 (the “Plan”). The Final Distribution of approximately $0.16 per share is higher than our previously announced estimated net asset value of our common stock as of April 20, 2017 of $0.10 per share. After giving effect to the Final Distribution, stockholders will have received aggregate liquidating distributions of approximately $2.33 per share, which is higher than the estimate of $2.10- $2.25 per share of the Company’s common stock, in cash and EPR stock, provided in the joint proxy statement/prospectus filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on January 26, 2017 seeking stockholder approval of the Plan (the “Joint Proxy Statement).”

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a performance chart providing additional details regarding total returns received by stockholders on their investment in the Company’s common stock.

The Final Distribution will be reflected in each stockholder’s Form 1099 for the year ending December 31, 2017. Stockholders are advised to consult their tax advisors regarding the tax consequences of the Final Distribution in light of his or her particular investment or tax circumstances.

The Company anticipates that promptly following the Final Distribution, effective December 31, 2017, it will file its Articles of Dissolution with the State Department of Assessments and Taxation of the State of Maryland, upon which the Company will be legally dissolved and all shares of the Company’s outstanding common stock will be cancelled and no longer deemed to be outstanding and all rights of the holders thereof as stockholders shall cease and terminate. We will also file appropriate notification to terminate our obligations under the U.S. securities laws.

On December 11, 2017, the Company sent to stockholders a letter regarding the Final Distribution and dissolution of the Company. A copy of the letter is included herewith as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Performance Chart

99.2	Letter to Stockholders dated December 11, 2017 announcing Final Distribution

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical or fact, including statements about the purported value of the Company’s common stock, may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Exchange Act. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time, unless otherwise required by law.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Performance Chart

99.2	Letter to Stockholders dated December 11, 2017 announcing the Final Distribution

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2017		CNL LIFESTYLE PROPERTIES, INC. a Maryland corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton Chief Financial Officer

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